RUSH ENTERPRISES



CUSTOMER
RUSH
BOSS
POSITIVE ATTITUDE

Excellence
Productivity Fairness
Integrity Positive Attitude

November 2022

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, the duration and severity of the COVID-19 pandemic, supply chain issues, competitive factors, general economic conditions, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

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COMPANY OVERVIEW

- Full-service solutions provider to commercial vehicle industry
- 7,931 dedicated employees
- $5.1B in revenue in 2021
- 30,786 trucks sold in 2021
- 4.9% U.S. Class 8 market share in 2021 (6.4% YTD Q3 2022)
- 4.2% U.S. Class 4-7 market share in 2021 (4.7% YTD Q3 2022)



PRODUCTIVITY
The CUSTOMER
RUSH
ENTERPRISES
& the BOSS
EXCELLENCE
FAIRNESS
POSITIVE ATTITUDE

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COMPANY AT A GLANCE



- Rush Truck Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Bus Centers
- Rush Truck Leasing
- Rush Truck Insurance
- House of Trucks
- Cummins Clean Fuel Technology
- Custom Vehicle Solutions
- Perfection Truck Parts & Equipment
- Chrome Country
- World Wide Tires

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ECONOMIC OUTLOOK

- U.S. economy uncertain – rising interest rates, slowdown in consumer spending causing concern
- Housing starts declining
- Manufacturing at risk
- Softening retail sales environment
- GDP forecast between -1% and 1%
- Inflation forecasted at 2-4%



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INDUSTRY OUTLOOK

- Truck demand remains strong
- Used truck values contracting
- Stable freight volumes, contract rates declining
- Spot market rates weak
- Supply chain issues continue to impact new vehicles
  - Manufacturers adjusting capacity, allocating supply
  - Expected to impact revenues through 2023
- Parts supply catching up to needs of market



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LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $220M in cash as of September 2022
- Continuing to invest in strategic initiatives
- Authorized $100M share repurchase program in December 2021, increased dividend in Q3 2022
- Disciplined expense management approach
- $1.1B in floorplan facilities
- $670M lines of credit available to finance lease and rental fleet



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U.S. RETAIL TRUCK SALES PROJECTIONS TO 2027



Units (Thousands)
350
300
250
200
150
100
50
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022E
2023E
2024E
2025E
2026E
2027E

Class 8	188	224	253	197	197	256	281	196	227	258	233	210	256	311	175
Class 4-7	180	200	218	226	242	258	267	232	249	231	252	252	270	295	253

Source: ACT Research

Class 8 Class 4-7

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STRATEGIC GROWTH INITIATIVES REPORT CARD 2017-2022

2022 Financial Goals	2022 Q3 YTD
$6.7B annual revenue	$5.2B
5% pretax profit margin	7.3%
Grow parts business from $1B to $2B	$1.3B
Grow service and body shop revenue from $385M to $540M	$418M
Increase CNG market share to 30% with Momentum Fuel Technologies	Cummins Clean Fuel Technologies
Increase Class 8 market share to 7.5%	6.4%
Increase Class 4-7 market share to 6.2%	4.7%
Increase RTL pre-tax margin to 4.6%	21%
Consistent shareholder return program	Dividend and share repurchase programs

STRATEGIC GROWTH INITIATIVES

- 2027 financial goals
  - $10B in annual revenue
  - 6% return on sales
- Growth goals and opportunities
  - Grow aftermarket parts and service revenue to $3.5B
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 5.5%
  - Maintain RTL return on sales > 15%
- Capital deployment
  - Disciplined investment in strategic growth
  - Annual cash dividend increases 5-10%
  - Opportunistic share repurchase program



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SUSTAINABILITY – ESG

- Oversight by Nominating and Governance Committee of the Board
- Issued first Corporate Responsibility Report – April 2021
- Environmental
  - Supporting transition from fossil fuels
  - Working with OEMs on alternative fuel technologies
  - Cummins Clean Fuel Technologies joint venture
  - Reducing non-renewable energy consumption, GHG
- Social
  - Promoting diversity in workforce and leadership
  - Ensuring safety of workplace and communities
  - Annual employee engagement surveys
  - Maintaining robust cybersecurity programs


ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE
ESG

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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer group in North America
- 140 locations in 23 states, 15 locations in Canada
  - Summit acquisition – December 2021, 19 locations
  - Rush Truck Centres of Canada – 80% ownership May 2022
- Class 3-8 commercial vehicle sales, full range of aftermarket solutions
- Largest dealer group for Peterbilt, Navistar, Hino, Isuzu, growing with Ford
- Broad market segment coverage
- Leasing and rental
- Finance and insurance services
- Over 6.5M square feet of premium facilities



RUSH

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RUSH TRUCK CENTERS NETWORK


Peterbilt Dealerships
International Dealerships
Independent Parts and Service Locations
Peterbilt
International
Ford
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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - Over $300M parts inventory
  - Genuine OEM and all-makes parts including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 2,636 service bays, 2,604 technicians; 30 collision centers
  - 542 mobile and embedded technicians
  - CNG/LNG service capabilities



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RUSH TRUCK CENTERS

AN UNRIVALED PORTFOLIO OF AFTERMARKET CAPABILITIES


ALL-MAKES PARTS


PARTS CONNECT


RAPID PARTS CONTACT CENTER


SERVICE CONCIERGE TEAM


SERVICE CONNECT


RUSHCARE COMPLETE


XPRESS SERVICES


CONTRACT MAINTENANCE


MOBILE SERVICE AND EMBEDDED TECHNICIANS


TELEMATICS SUPPORT


VEHICLE RECALL AND CAMPAIGN MANAGEMENT


STATE OF THE ART SERVICE FACILITIES


CNG | LNG
ALTERNATIVE FUELS


COLLISION CENTER


VEHICLE MODIFICATION

ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 129.8% overall in 2021
- 136.6% YTD September 2022



ABSORPTION RATIO*
150%
130%
110%
90%
70%
50%
106%
114%
116%
114%
118%
116%
112%
121%
122%
120%
119%
130%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS 2021



REVENUE
Truck Sales 59%
Parts and Service 35%
Lease, Rental/Finance, Insurance/Other 6%
GROSS PROFIT
Truck Sales 28%
Parts and Service 63%
Lease, Rental/Finance, Insurance/Other 9%

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RUSH ENTERPRISES ANNUAL TRUCK SALES



50
40
30
20
10
0
Units (Thousands)
10.8
11.1
1.6
7.0
13.0
10.9
1.6
7.0
14.6
12.9
2.1
8.0
15.0
14.4
2.2
7.7
10.7
11.3
1.1
7.4
11.1
10.5
1.7
7.5
16.0
10.5
1.8
7.0
2016
2017
2018
2019
2020
2021
2022E
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 64 locations, 11 states
- International, Class 5-8 – 61 locations, 13 states, 80% ownership of 15 locations in Canada
- Ford, Class 3-7 – 9 locations, 7 states
- Hino, Class 5-7 – 34 locations, 9 states
- Isuzu, Class 4-5 – 29 locations, 14 states
- Blue Bird – 25 locations, 1 state
- Collins – 34 locations, 2 states
- Elkhart – 15 locations, 1 state
- IC Bus – 43 locations, 10 states
- Jerr-Dan – 5 locations, 3 states
- PacLease – 25 locations, 9 states
- Idealease – 27 locations, 12 states

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CLASS 8 CUSTOMERS

- Rush Enterprises 2021 U.S. Class 8 market share – 4.9%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



Large Fleets
30-35%
4.9%
Mid-Size
Fleets
15-20%
Owner-
Operator
10-15%
Vocational
40-45%

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CLASS 4-7 CUSTOMERS

- Rush Enterprises 2021 U.S. Class 4-7 market share – 4.2%
- Vocational and specialty markets
- Ready-to-Roll®
- National fleet accounts
- Market tied closely to general economy



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
4.2%

RUSH TRUCK LEASING

- Full-service leasing and rental
- Lease trucks captive source for parts and service revenue
- PacLease and Idealease franchises
- 53 locations including 6 captive shops
- 10,343 units in truck fleet, including cranes
- 1,746 units under contract fleet maintenance
- Growing need by customers for outsourced maintenance



LEASING AND RENTAL REVENUE
Millions
$350
$300
$250
$200
$150
$100
$50
$0
$217
$238
$248
$236
$247
$323
2017
2018
2019
2020
2021
2022E

HISTORICAL RESULTS

$ in Millions, except per share amounts	2019	2020	2021	9 Months Ended 9/30/2021	9 Months Ended 9/30/2022
Revenue	$5,809.8	$4,735.9	$5,126.1	$3,814.3	$5,218.7
Gross profit	$1,025.6	$875.5	$1092.3	$797.9	$1,101.1
Gross profit margin	17.7%	18.5%	21.3%	20.9%	21.1%
Adjusted EBIT (1)*	$190.6	$149.9	$314.8	$131.4	$262.0
Adjusted EBIT margin*	3.3%	3.2%	6.1%	3.4%	5.0%
Net income	$141.6	$114.9	$241.4	$172.8	$293.1
Adjusted net income (1)*	$141.6	$114.9	$241.4	$172.8	$285.5
EPS (2)	$2.51	$2.04	$4.17	$2.99	$5.11
Adjusted EPS (1)*	$2.51	$2.04	$4.17	$2.99	$4.98

(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022. Excludes gain of $7.6M related to acquisition of additional 30% equity in Rush Truck Centres of Canada.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.
*Non-GAAP financial measure. See Appendix.

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2019	2020	2021	9/30/2021	9/30/2022
Total debt (GAAP)	$1,716,384	$1,158,553	$1,082,187	$843,871	$1,353,628
Adjustments:					
Debt related to lease and rental fleet	($661,191)	($601,272)	($447,098)	($485,141)	($413,566)
Floor plan notes payable	($996,336)	($511,786)	($630,731)	($354,346)	($935,785)
Adjusted total debt (non-GAAP)	$58,857	$45,495	$4,358	$4,384	$4,277
Cash and cash equivalents	($181,620)	($312,048)	($148,146)	($259,693)	($219,519)
Adjusted net (cash) debt*	($122,763)	($266,553)	($143,788)	($255,309)	($215,242)
Shareholders' equity	$1,159,493	$1,268,037	$1,466,749	$1,412,783	$1,657,458
Adjusted invested capital*	$1,036,730	$1,001,484	$1,322,961	$1,157,474	$1,442,216
Adjusted return on invested capital (1)*	18.6%	14.7%	27.1%	25.4%	36.5%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods the calculation is made using the previous twelve months' results.
*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2019	2020	2021	9/30/2021	9/30/2022
Net cash provided by operations	$421,272	$762,982	$422,346	$611,158	$167,020
Acquisition of property/equipment	($293,493)	($136,200)	($167,177)	($150,679)	($220,102)
Free cash flow*	$127,779	$626,782	$255,169	$460,479	($53,082)
Adjustments:					
Draws (payments) on floor plan financing, net	($104)	($369,592)	$118,945	($206,725)	$553,646
Draws (payments) on lease/rental debt	–	–	–	–	($146,800)
Proceeds from lease/rental debt	$210,042	$88,434	$66,430	$83,815	–
Principal payments on lease/rental debt	($169,921)	($180,212)	($137,479)	($176,975)	–
Cash used for lease/rental fleet purchases	–	–	$43,603	18,787	$145,664
Non-maintenance capital expenditures	$43,123	$13,547	$13,906	$10,319	$20,748
Adjusted free cash flow*	$210,919	$178,959	$360,574	189,700	$520,176

*Non-GAAP financial measure. See Appendix.

RUSH ENTERPRISES



The CUSTOMER
RUSH
is the BOSS
POSITIVE ATTITUDE
FAIRNESS

Excellence
Productivity Fairness
Integrity Positive Attitude

November 2022

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Millions, except per share amounts	2019	2020	2021	9/30/2021	9/30/2022
Net income	$141,583	$114,887	$241,415	$172,776	$293,056
Adjustment					
Gain on equity investment	–	–	–	–	($7,559)
Adjusted Net Income* (1)	$141,583	$114,887	$241,415	$172,776	$285,497
Diluted shares outstanding EPS	56,356	56,242	57,878	57,834	57,363
EPS (2)	$2.51	$2.04	$4.17	$2.99	$5.11
Adjusted EPS* (2)	$2.51	$2.04	$4.17	$2.99	$4.98

*Non-GAAP financial measure – see Appendix.

(1) Excludes gain of $7.6M related to acquisition of additional 30% equity interest in Rush Truck Centres of Canada.

(2) EPS for all periods presented has been adjusted and restated to reflect the stock split which occurred on October 12, 2020.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2019	2020	2021	9 Months Ended 9/30/2021	9 Months Ended 9/30/2022
Net Income	$141,583	$114,887	$241,415	$172,776	$293,056
Adjusted Net Income*	$141,583	$114,887	$241,415	$172,776	$285,497
Provision for Income Taxes	$47,940	$36,936	$72,768	$50,459	$87,290
Interest expense	$28,807	$9,014	$1,770	$566	$10,662
Depreciation and amortization	$55,372	$57,456	$53,354	$40,284	$41,545
(Gain) Loss on sales of assets	$102	($1,852)	($1,432)	($1,157)	($2,443)
EBITDA*	$273,804	$216,341	$367,375	$262,928	$422,561
Adjustments:					
Interest expense associated with floor plan notes payable	($27,811)	($8,078)	($795)	$851	($6,634)
Adjusted EBITDA*	$245,993	$208,263	$368,170	$263,779	$415,927
Depreciation and amortization	($55,372)	($57,456)	($53,354)	($40,284)	($41,545)
Adjusted EBIT*	$190,621	$150,807	$314,816	$223,495	$374,282

*Non-GAAP financial measure

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